Exhibit 99.1

   Form 3 Joint Filer Information

Name:     Thirty-Eight Hundred Investments Limited*

Address:    3800 Howard Hughes Parkway
     Suite 900
     Las Vegas, NV 89169

Designated Filer:   Wells Fargo & Co.

Issuer & Tickler Symbol:  The Thirty-Eight Hundred Fund, LLC / None

Date of Event
 Requiring Statement:   12/28/2007

Name:     Bitteroot Asset Management, Inc.*

Address:    3800 Howard Hughes Parkway
     Suite 900
     Las Vegas, NV 89169

Designated Filer:   Wells Fargo & Co.

Issuer & Tickler Symbol:  The Thirty-Eight Hundred Fund, LLC / None

Date of Event
 Requiring Statement:   12/28/2007

Name:     IntraWest Asset Management, Inc.*

Address:    3800 Howard Hughes Parkway
     Suite 900
     Las Vegas, NV 89169

Designated Filer:   Wells Fargo & Co.

Issuer & Tickler Symbol:  The Thirty-Eight Hundred Fund, LLC / None

Date of Event
 Requiring Statement:   12/28/2007

Name:     Violet Asset Management, Inc.*

Address:    3800 Howard Hughes Parkway
     Suite 900
     Las Vegas, NV 89169

Designated Filer:   Wells Fargo & Co.

Issuer & Tickler Symbol:  The Thirty-Eight Hundred Fund, LLC / None

Date of Event
 Requiring Statement:   12/28/2007

Name:     Pelican Asset Management, Inc.*

Address:    3800 Howard Hughes Parkway
     Suite 900
     Las Vegas, NV 89169

Designated Filer:   Wells Fargo & Co.

Issuer & Tickler Symbol:  The Thirty-Eight Hundred Fund, LLC / None

Date of Event
 Requiring Statement:   12/28/2007

Name:     Iris Asset Management, Inc.*

Address:    3800 Howard Hughes Parkway
     Suite 900
     Las Vegas, NV 89169

Designated Filer:   Wells Fargo & Co.

Issuer & Tickler Symbol:  The Thirty-Eight Hundred Fund, LLC / None

Date of Event
 Requiring Statement:   12/28/2007

Name:     Wells Fargo Bank, National Association*

Address:    101 North Phillips Street
     Sioux Falls, SD 57104

Designated Filer:   Wells Fargo & Co.

Issuer & Tickler Symbol:  The Thirty-Eight Hundred Fund, LLC / None

Date of Event
 Requiring Statement:   12/28/2007

Name:     WFC Holdings Corporation*

Address:    420 Montgomery St.
     San Francisco, CA 94163

Designated Filer:   Wells Fargo & Co.

Issuer & Tickler Symbol:  The Thirty-Eight Hundred Fund, LLC / None

Date of Event
 Requiring Statement:   12/28/2007

Signature:    *Wells Fargo & Company, as Designated Filer
     /s/ Paul R. Ackerman
      By:  Paul R. Ackerman
              Title: Executive Vice President and Treasurer